AMENDMENT NO. 1

TO FIFTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

This Amendment No. 1 (the “Amendment”) to the Fifth Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) amends, the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 20, 2022, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, effective December 19, 2023, the Trust desires to amend the Agreement to remove Invesco High Yield Bond Factor Fund from Schedule A;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of 7/2/2025.

By:	/s/ Melanie Ringold
Names:	Melanie Ringold
Title:	Secretary, Senior Vice President and Chief Legal Officer

“EXHIBIT 1

SCHEDULE A

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Corporate Bond Fund	Class A Shares
Class C Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Global Real Estate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Government Money Market Fund	Invesco Cash Reserve Shares
Class A Shares
Class AX Shares
Class C Shares
Class CX Shares
Class R Shares
Class Y
Investor Class Shares
Class R6 Shares

Invesco High Yield Fund	Class A Shares
Class C Shares
Class Y Shares
Investor Class Shares
Class R5 Shares
Class R6 Shares

Invesco Income Fund	Class A Shares
Class C Shares
Investor Class Shares

Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Intermediate Bond Factor Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Real Estate Fund	Class A Shares
Class C Shares
Class R Shares
Investor Class Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Short Duration Inflation Protected Fund	Class A Shares
Class A2 Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Short-Term Bond Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco U.S. Government Money Portfolio	Invesco Cash Reserves Shares
Class C Shares
Class R Shares
Class Y Shares
Class R6 Shares

Invesco SMA High Yield Bond Fund